Exhibit 10.1

ELEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of October 28, 2013 (this “Amendment”), between NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., a Delaware limited liability company (the “Borrower”), WELLS FARGO SECURITIES, LLC, a Delaware limited liability company (the “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender (the “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral custodian (the “Collateral Custodian”).

WHEREAS, the Borrower, the Administrative Agent, the Lender, the other lenders party from time to time thereto and the Collateral Custodian, are party to the Amended and Restated Loan and Security Agreement, dated as of May 19, 2011 (as amended from time to time prior to the date hereof, the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and

WHEREAS, the Borrower, the Administrative Agent, the Collateral Custodian and the Lender desire to amend the Loan and Security Agreement, in accordance with Section 12.1 of the Loan and Security Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.                                          Defined Terms.  Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement.

ARTICLE II

Amendments to Loan and Security Agreement

SECTION 2.1.                                          Section 1.1 of the Loan and Security Agreement and Annex B to the Loan and Security Agreement shall each be amended by deleting “$250,000,000” where it appears therein and inserting in lieu thereof “$280,000,000”.

SECTION 2.2.                                          Section 1.1 of the Loan and Security Agreement shall be amended by deleting the definitions of “Non-Usage Fee Rate” and “Specified First Lien Loan Advance Rate” and inserting the following in lieu thereof and by inserting the following definition of “Eleventh Amendment Effective Date” in the appropriate alphabetical order:

“Non-Usage Fee Rate”:  (a) Prior to the Eleventh Amendment Effective Date, (i) 0.50% of the first $92,422,766 of the Unused Facility Amount and (ii) 2.50% on the portion of the Unused Facility Amount in excess of $92,422,766, (b) during the first six (6) months commencing on the Eleventh Amendment Effective Date, (i) 0.50% of the first $102,414,415 of the Unused Facility Amount and (ii) 2.50% on the portion of the Unused Facility Amount in excess of $102,414,415 and (c) thereafter, (i) 0.50% of the first $74,666,666 of the Unused Facility Amount and (ii) 2.50% on the portion of the Unused Facility Amount in excess of $74,666,666.

“Eleventh Amendment Effective Date”:  The date on which the Eleventh Amendment, dated as of October 28, 2013, to this Agreement becomes effective.

ARTICLE III

Representations and Warranties

SECTION 3.1.                                          The Borrower hereby represents and warrants to the Administrative Agent and the Lender that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1.                                          This Amendment shall become effective upon the satisfaction of the following conditions (or until such conditions are waived in writing by the Administrative Agent in its sole discretion):

(a)                                 the execution and delivery of this Amendment by the parties hereto;

(b)                                 the Borrower shall have paid, or caused to be paid, to the Administrative Agent a structuring fee in an amount equal to $269,705;

(c)                                  the Administrative Agent shall have received satisfactory evidence that the Borrower has obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby;

(d)                                 each applicable Lender shall have received a duly executed copy of its Variable Funding Note, in a principal amount equal to the increased Commitment of such Lender; and

(e)                                  the Administrative Agent shall have received the executed legal opinion or opinions of Simpson Thacher & Bartlett LLP, counsel to the Borrower, covering authorization and enforceability of this Amendment in form and substance acceptable to the Administrative Agent in its reasonable discretion.

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ARTICLE V

Miscellaneous

SECTION 5.1.                                          Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.                                          Severability Clause.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.                                          Ratification.  Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Amendment shall form a part of the Loan and Security Agreement for all purposes.

SECTION 5.4.                                          Counterparts.  The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.                                          Headings.  The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as the Borrower

By:	/s/ David M. Cordova
Name: David M. Cordova
Title: Chief Financial Officer and Treasurer

[Signature Page to Eleventh Amendment to A&R Loan and Security Agreement]

WELLS FARGO SECURITIES, LLC,
as Administrative Agent

By:	/s/ Allan Schmitt
Name: Allan Schmitt
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
representing 100% of the aggregate Commitments of the Lenders in effect as of the date hereof

By:	/s/ Raj Shah
Name: Raj Shah
Title: Managing Director

[Signature Page to Eleventh Amendment to A&R Loan and Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Custodian

By:	/s/ Reid Denny
Name: Reid Denny
Title: Vice President

[Signature Page to Eleventh Amendment to A&R Loan and Security Agreement]